CARLYLE
CREDIT INCOME FUND

Carlyle Credit Income Fund ("CCIF")

Q1 2024 Quarterly Earnings Presentation

February 2024

Important Information

This presentation (the "Presentation") has been prepared by Carlyle Credit Income Fund. (together with its consolidated subsidiaries, "we," "us," "our," "CCIF" or the "Company") (NYSE: CCIF) and may only be used for informational purposes only. This Presentation should be viewed in conjunction with the earnings conference call of the Company held on March 1, 2024. The information contained herein may not be used, reproduced, referenced, quoted, linked by website, or distributed to others, in whole or in part, except as agreed in writing by the Company.

This Presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common shares or any other securities nor will there be any sale of the common shares or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

This Presentation provides limited information regarding the Company and is not intended to be taken by, and should not be taken by, any individual recipient as investment advice, a recommendation to buy, hold or sell, or an offer to sell or a solicitation of offers to purchase, our common shares or any other securities that may be issued by the Company, or as legal, accounting or tax advice. An investment in securities of the type described herein presents certain risks.

This Presentation may contain forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as "anticipates," "believes," "expects," "intends," "will," "should," "may," "plans," "continue," "believes," "seeks," "estimates," "would," "could," "targets," "projects," "outlook," "potential," "predicts" and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There may be events in the future, however, that we are not able to predict accurately or control. You should not place undue reliance on these forward-looking statements, which speak only as of the date on which we make them. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled "Risk Factors" and "Cautionary Statement Regarding Forward-Looking Statements" in filings we make with the Securities and Exchange Commission (the "SEC"), and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Information throughout the Presentation provided by sources other than the Company (including information relating to portfolio companies) has not been independently verified and, accordingly, the Company makes no representation or warranty in respect of this information.

The following slides contain summaries of certain financial and statistical information about the Company. The information contained in this Presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this Presentation.

CCIF is managed by Carlyle Global Credit Investment Management L.L.C. (the "Investment Adviser"), an SEC-registered investment adviser and a wholly owned subsidiary of The Carlyle Group Inc. (together with its affiliates, "Carlyle").

This Presentation contains information about the Company and certain of its affiliates and includes the Company's historical performance. You should not view information related to the past performance of the Company as indicative of the Company's future results, the achievement of which is dependent on many factors, many of which are beyond the control of the Company and the Investment Adviser and cannot be assured. There can be no assurances that future dividends will match or exceed historical rates or will be paid at all. Further, an investment in the Company is discrete from, and does not represent an interest in, any other Carlyle entity. Nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance of the Company or any other Carlyle entity.

Fund and Adviser Overview

CCIF Overview

- Carlyle Credit Income Fund (NYSE: CCIF) focuses on primarily investing in equity and junior debt tranches of collateralized loan obligations ("CLOs")
- Carlyle Global Credit Investment Management ("Carlyle" or "CGCIM") took over as the investment adviser of CCIF on July 14, 2023
- CCIF pays a monthly dividend that is declared quarterly with a current dividend yield of 15.91%(1)

Carlyle Platform

- Carlyle (NASDAQ: CG) is a global investment firm founded in 1987 with $426 billion of assets under management (AUM)(2)
- Carlyle employs more than 2,200 people including 725 investment professionals globally

Carlyle Expertise

- Carlyle has a 15+ year history of investing in CLOs and 25+ year history of managing CLOs
- Carlyle is one of the largest CLO managers globally with over $50 billion of AUM and $2.2 billion in 3rd party managed CLO investments(2)
- Industry-focused credit research with 30+ investment professionals across the U.S. and Europe

(1) Current dividend yield based on dividends declared through May 2024, and the closing market share price at February 28, 2024. (2) As of 12/31/23

Carlyle Firm Overview[1]

Firm Overview

Founded:	1987
AUM:	$426 bn
Employees:	2,200+
Investment Professionals:	725[2]
Offices / Countries:	28 / 16

Global Credit	$188 bn AUM[3]	*200+ investment professionals[4]*
Global Private Equity	$161 bn AUM	*400+ investment professionals*
Global Investment Solutions	$77 bn AUM	*90+ investment professionals*

The Carlyle Edge

• **Reach:**	"One Carlyle" Global Network
• **Expertise:**	Deep Industry Knowledge
• **Impact:**	Executive Operations Group
• **Data:**	Portfolio Intelligence

Global Investment Platform



(1) Firm data as of December 31, 2023. (2) Total includes 2 Investment Professionals in the Executive Group. (3) Carlyle Global Credit AUM includes $80.6 billion of insurance related assets. (4) Includes 12 professionals in the Carlyle Global Capital Markets group. Note: AUM numbers may not sum to total due to rounding. Certain communications between Carlyle Global Credit and investment professionals in other business segments may be restricted in accordance with Carlyle's information barrier policy. **Past performance is not indicative of future results and there can be no assurance that any trends will continue.**

Carlyle Global Credit Platform

CARLYLE GLOBAL CREDIT – $188BN AUM[1]

LIQUID CREDIT AUM: $53.2 billion		PRIVATE CREDIT AUM: $25.4 billion		REAL ASSETS CREDIT AUM: $16.9 billion		PLATFORM INITIATIVES AUM: $92.3 billion	
CLO MANAGEMENT	Carlyle managed CLOs (broadly syndicated senior secured bank loans)	DIRECT LENDING	Directly originated loans, primarily first lien and financial sponsor-backed	AVIATION FINANCE	Commercial aircraft leasing / servicing and securitization of aircraft portfolios	CARLYLE TACTICAL CREDIT FUND	Closed-end Interval fund investing dynamically across Carlyle's entire credit platform
CLO INVESTMENT	Equity and debt CLO tranches	OPPORTUNISTIC CREDIT	Directly originated private capital solutions primarily for non-sponsored companies	INFRASTRUCTURE CREDIT	Credit investments in U.S. and international infrastructure assets	CREDIT STRATEGIC SOLUTIONS	Private, primarily IG-rated investments backed by assets w/ contractual cash flows
						CROSS-PLATFORM SMAs	Tailored separate accounts investing across the credit platform
REVOLVING CREDIT	Senior secured revolving credit facilities of non-IG issuers	SPECIAL SITUATIONS	Flexible mandate across credit-oriented solutions, structured equity, and stressed / dislocated investments	REAL ESTATE CREDIT	Lending to global real estate projects	ADVISORY CAPITAL	Credit assets sub-advised for insurance platform

Source: The Carlyle Group. As of December 31, 2023 unless otherwise stated. (1) Carlyle Global Credit AUM includes $80.6 billion of insurance related assets. **Past performance is not indicative of future results and there can be no assurance that any trends will continue.**

Securities Overview

Overview of Common and Preferred Shares

Description	NYSE Ticker	Market Cap (1)	Closing Price (1)	Current Dividend Rate	Current Dividend Yield (2)	Payment Frequency
Common Shares	CCIF	$94.89 mm	$7.92	$0.105	15.91%	Monthly

Description	NYSE Ticker	Rating (3)	Closing Price (4)	Principal	Maturity Date	Callable Date	Coupon	Payment Frequency
Series A Term Preferred Shares ($25 Liquidation Preference)	CCIA	BBB+	$25.60	$52.00 mm	10/31/2028	10/31/2025	8.75%	Monthly

Past performance is not indicative of future results and there can be no assurance that any trends will continue. (1) Reflects common shares outstanding and market price as of February 28, 2024. (2) Current dividend yield based on dividends declared through May 2024, and the closing market price at February 28, 2024. (3) The Preferred Shares are rated by Egan-Jones Ratings Company, an independent rating agency. Egan-Jones Ratings Company is a nationally recognized statistical rating organization (NRSRO). A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. (4) Reflects market price as of February 28, 2024.

Q1 2024 (Quarter Ended 12/31/23) Quarterly Results

First Quarter Results

- Net investment income was **$0.24 per common share**, an increase from net investment loss of **$0.14 per common share in Q4 2023**
- **NAV per share of $7.99** on December 31, 2023
- We paid dividends of $0.30 per common share for the quarter ended December 31, 2023

Portfolio & Investment Activity

- As of December 31, 2023, **total fair value of the portfolio excluding cash was $127.3 million**
- **New CLO investment fundings during the quarter were $40.6 million** with a weighted average GAAP yield of 25.29%.
- Total portfolio weighted average GAAP yield was 20.34% as of December 31, 2023
- $12.3 million of cash was available for additional investments as of December 31, 2023
- **Cash yield was 25.12%** on CLO investment quarterly payments received during the quarter

Dividend & Capital Activity

- **Increased monthly dividend by 5.63% to $0.105 per common share for each monthly dividend in March, April, and May.** This represents an annualized dividend yield of 15.91% based on our share price as of February 28, 2024
- Issued $52 million of 8.75% Series A Term Preferred Stock due 2028 (NYSE: CCIA). Leverage as of December 31, 2023 was 0.36x, meeting our target leverage ratio of 0.25x - 0.40x debt plus preferred to total assets
- Entered into an at-the-market ("ATM") offering up to $75 million to allow for accretive issuance of common equity

Financial Performance Summary

- The full benefit of the preferred issuance is not incorporated in QI 2024 as we deployed the proceeds throughout November and December
- After accounting for the full benefit of the preferred issuance, we expect CCIF's Net Investment Income will exceed the quarterly dividend total of $0.315

(Dollar amounts in thousands, except per share data and common shares outstanding)	QI 2024
Per Share Data	
Net Investment Income (Loss)	$0.24
Net Realized and Change in Unrealized Gains (Losses)	(0.37)
Dividends Paid	(0.30)
Recurring Cash Flows	0.50
Net Asset Value	$7.99
Common Shares Outstanding	
Weighted Average Shares Outstanding for the Period	11,728,816
Shares Outstanding at End of Period	11,735,327
Portfolio Highlights	
Total Investments at Fair Value	$127,255
Number of Holdings	37
Average Size of Investment per Holding (Notional)	$5,263
Weighted Average All-In Yield on Investments	20.34 %
Financial Position (at Quarter End)	
Net Assets	$93,711
Debt	$0
Preferred Equity (Principal Balance)	$52,000

QI'24 represents the quarter ended December 31, 2023. Note: **Past performance is not indicative of future results and there can be no assurance that any trends will continue.** The net asset value per share and dividends paid per share are based on the common shares outstanding at quarter-end. Net investment income per common share and net realized and change in unrealized gains (losses) per common share are based on the weighted average number of common shares outstanding for the period. Actual yields earned over the life of each investment could differ materially from the yields presented above.

Quarterly Operating Results Detail

(Dollar amounts in thousands, except per share data)		QI 2024		Q4 2023 (1)
SUMMARY INCOME STATEMENT				
Total investment income	$	5,339	$	2,168
Total expenses		(2,494)		(3,568)
Net Investment Income	**$**	**2,845**	**$**	**(1,400)**
Net realized and change in unrealized gains (losses)		(4,460)		(12,373)
Net Income (Loss)	**$**	**(1,615)**	**$**	**(13,773)**
Weighted average shares of common stock outstanding		11,729		10,639
Net Investment Income (Loss) per Share	**$**	**0.24**	**$**	**(0.14)**
Net Income (Loss) per Share	**$**	**(0.13)**	**$**	**(1.33)**
SUMMARY BALANCE SHEET				
Total investments, at fair value	$	127,255	$	93,877
Cash, cash equivalents and restricted cash		14,269		2,816
Other assets		4,755		4,273
Total Assets	**$**	**146,279**	**$**	**100,966**
Preferred shares, net of unamortized issuance costs (aggregate principal amount of $52,000)		50,008		—
Accrued expenses and liabilities		2,560		2,215
Total Liabilities	**$**	**52,568**	**$**	**2,215**
Net Assets	**$**	**93,711**	**$**	**98,751**
Common shares outstanding at end of period		11,735		11,725
Net Asset Value per Common Share	**$**	**7.99**	**$**	**8.42**
Leverage (2)		**0.36x**		**0.00x**

QI'24 represents the quarter ended December 31, 2023. **Past performance is not indicative of future results and there can be no assurance that any trends will continue.** (1) On July 14, 2023, Carlyle Global Credit Investment Management L.L.C. became the investment adviser of the Fund and changed the strategy to investing in the debt and equity tranches of CLOs. (2) Reflects preferred shares of $52 million to total assets of $146 million.

Underlying Portfolio Overview

ASSET MIX


CLO Equity
CLO Debt
Other
97%
2%
1%

REINVESTMENT END DATE


2024
2025
2026
2027
2028
8%
5%
73%
11%
3%

CLO MANAGER EXPOSURE


Voya Alternative Asset Management
KKR Financial
Neuberger Berman
Ares
Allstate Investment Management Company
Benefit Street Partners
Credit Suisse
Elmwood Asset Management
Invesco
Blackstone Liquid Credit Strategies
All Others
9%
7%
7%
7%
7%
6%
6%
6%
5%
5%
34%

UNDERLYING INDUSTRY


High Tech
Healthcare & Pharmaceuticals
Banking, Finance, Insurance & Real Estate
Services: Business
Hotels, Gaming & Leisure
Telecommunications
Chemicals, Plastics & Rubber
Media: Broadcasting & Subscription
Construction & Building
Capital Equipment
All Others
13%
12%
9%
7%
5%
5%
5%
4%
4%
4%
32%

Note: As of December 31, 2023. Totals may not sum due to rounding.

Portfolio Overview

Summary of Underlying Portfolio Characteristics QI 2024	
Diversified Portfolio across 36 unique CLO investments managed by 21 different CLO Managers	
Number of Unique Underlying Loan Obligors	1,531
Largest Exposure to an Individual Obligor	0.59%
Average Individual Loan Obligor Exposure	0.07%
Top 10 Loan Obligors Exposure	4.94%
Currency: USD Exposure	97.67%
Aggregate Indirect Exposure to Senior Secured Loans	96.19%
Weighted Average Market Value of Loan Collateral	97.02
Weighted Average Stated Loan Spread	3.70%
Weighted Average Loan Rating	B+
S&P CCC Rated Obligors	6.60%
Obligors Priced Below 80	4.30%
Weighted Average Loan Maturity	4.8 years
Weighted Average Remaining CLO Reinvestment Period	2.4 years
Weighted Average Junior Overcollateralization (OC) Cushion	4.77

QI'24 represents the quarter ended December 31, 2023.

Obligor and Industry Exposures

As of December 31, 2023, CCIF has exposure to 1,531 unique loan obligors across a range of industries

Obligor and Industry Exposure

Top 10 Underlying Obligors	% Total
Altice France	0.59%
Asurion	0.55%
Virgin Media	0.54%
Cablevision Systems	0.51%
TransDigm	0.51%
UKG	0.47%
CenturyLink	0.46%
Peraton	0.45%
McAfee	0.43%
Medline	0.42%
Total	**4.94%**

Top 10 Industries of Underlying Obligors	% Total
High Tech	12.95%
Healthcare & Pharmaceuticals	11.73%
Banking, Finance, Insurance & Real Estate	8.61%
Services: Business	7.34%
Hotels, Gaming & Leisure	4.85%
Telecommunications	4.58%
Chemicals, Plastics & Rubber	4.55%
Media: Broadcasting & Subscription	4.45%
Construction & Building	4.39%
Capital Equipment	4.28%
Total	**67.71%**

Totals may not sum due to rounding

Investment Positions as of December 31, 2023

CLO INVESTMENT	MARKET VALUE (1)	VINTAGE	YEARS REMAINING IN REINVESTMENT PERIOD	YEARS REMAINING IN NON-CALL PERIOD	% OF HOLDINGS CCC+ OR LOWER	JUNIOR OC CUSHION	SENIOR AAA SPREAD	WEIGHTED AVERAGE PORTFOLIO SPREAD	WEIGHTED AVERAGE RATING FACTOR(2)	DIVERSITY SCORE (3)
AIMCO 2019-10A SUB	4,107	2019	0.57	1.44	4.60%	3.50%	1.32%	3.44%	2690	80
AIMCO 2021-14A SUB	4,269	2021	2.34	0.73	4.00%	4.34%	1.25%	3.46%	2686	79
ARES 2020-56A SUB	2,528	2020	2.86	0.18	7.50%	4.46%	1.42%	3.53%	2765	80
ARES 2021-59A SUB	5,106	2021	2.35	0.68	7.20%	4.06%	1.29%	3.47%	2718	79
ARES 2021-60A SUB	897	2021	2.59	0.45	7.11%	4.55%	1.38%	3.64%	2740	81
AVDPK 1A FR	1,903	2020	2.25	0.31	2.32%	5.36%	0.99%	3.84%	2889	63
BABSN 2019-3X SUB	2,586	2019	0.31	1.70	7.40%	3.37%	1.35%	3.46%	2722	90
BABSN 2021-1A SUB	2,177	2021	2.35	0.71	9.40%	4.42%	1.28%	3.64%	N/A	N/A
BALLY 2021-18A SUB	1,778	2021	3.09	0.04	6.00%	5.73%	1.41%	3.66%	2740	90
BALLY 2021-1A SUB	3,484	2021	2.33	0.68	5.30%	5.56%	1.32%	3.65%	2696	88
BCC 2021-1A SUB	2,356	2021	2.33	0.70	8.19%	3.88%	1.32%	3.79%	2916	100
BLUEM 2022-35A SUB	5,644	2022	3.61	0.56	4.44%	5.24%	1.55%	3.79%	2765	93
BSP 2021-23A SUB	7,940	2021	2.35	0.68	4.80%	5.30%	1.34%	3.75%	2736	88
CIFC 2020-3A SUB	5,433	2020	2.85	0.20	4.80%	5.68%	1.40%	3.83%	2783	95
ELM16 2022-3A SUB	4,793	2022	1.33	0.70	5.75%	5.14%	1.41%	3.79%	2701	86
ELMW6 2020-3A SUB	1,505	2020	2.85	0.20	5.75%	5.75%	1.42%	3.84%	2700	N/A
ELMW7 2020-4A SUB	1,197	2020	2.08	0.76	5.85%	4.20%	1.63%	3.78%	2707	86
GALXY 2016-22A SUBA	2,018	2016	2.33	0.71	5.80%	4.92%	1.46%	3.55%	2799	86
INVCO 2021-1A SUB	1,889	2021	2.33	0.71	8.20%	5.54%	1.26%	3.67%	2867	89
INVCO 2021-1X SUB	1,260	2021	2.33	0.71	8.20%	5.54%	1.26%	3.67%	2867	89
INVCO 2022-1A SUB	3,391	2022	3.35	0.19	7.20%	5.33%	1.30%	3.69%	2851	89
INVCO 2022-1A Y	141	2022	3.35	0.19	7.20%	5.33%	1.30%	3.69%	2851	89
KKR 25 SUB	1,779	2019	2.58	0.54	10.20%	5.09%	1.42%	3.92%	2930	80

Note: Past performance is not a guarantee of future results. As of December 31, 2023, unless otherwise noted. Sources: Kanerai as of December 31, 2023. (1) Market Value shown in thousands. (2) The Weighted Average Rating Factor is a numerical representation of the credit risk of a portfolio. It is calculated as a Weighted Average of Rating Factor values determined by the Moody's Ratings for each of the individual entities in the portfolio. (3) Moody's Diversity Score is a measure to estimate the diversification in a portfolio. The methodology considers the issuer and industry concentrations in the portfolio.

Investment Positions as of December 31, 2023 (continued)

CLO INVESTMENT	MARKET VALUE [1]	VINTAGE	YEARS REMAINING IN REINVESTMENT PERIOD	YEARS REMAINING IN NON-CALL PERIOD	% OF HOLDINGS CCC+ OR LOWER	JUNIOR OC CUSHION	SENIOR AAA SPREAD	WEIGHTED AVERAGE PORTFOLIO SPREAD	WEIGHTED AVERAGE RATING FACTOR[2]	DIVERSITY SCORE [3]
KKR 31A SUB	4,399	2021	2.34	0.70	10.20%	4.71%	1.39%	3.88%	2931	79
KKR 33A SUB	3,183	2021	2.59	0.58	10.40%	4.43%	1.43%	3.92%	2965	77
MAGNE 2017-19A SUB	4,936	2017	2.33	0.71	6.70%	4.95%	1.31%	3.58%	2834	89
MDPK 2022-62A SUB	7,897	2022	4.61	1.55	7.53%	3.82%	1.85%	3.99%	2898	68
MORGN 2021-7A SUB	2,668	2021	2.35	0.69	4.70%	4.33%	1.33%	3.54%	2680	80
NEUB 2020-38A SBPF	53	2020	2.85	0.21	5.20%	4.96%	1.40%	3.80%	2839	87
NEUB 2020-38A SUB	5,798	2020	2.85	0.21	5.20%	4.96%	1.40%	3.80%	2839	87
NEUB 2021-41A SUB	2,923	2021	2.33	0.71	5.60%	4.51%	1.28%	3.73%	2815	91
NIAPK 2019-1A SUB	3,901	2019	0.56	1.46	7.70%	3.50%	1.26%	3.62%	2933	77
OAKC 2016-13A SUB	2,037	2016	2.85	0.37	6.40%	5.23%	1.43%	3.52%	2862	75
OCP 2015-9A SUB	4,887	2015	1.06	0.96	3.40%	5.07%	1.26%	3.55%	2702	86
OCT55 2021-1A SUB	3,187	2021	2.59	0.45	4.40%	4.55%	1.41%	3.65%	2716	85
VOYA 2020-2A SUB	8,324	2020	2.59	0.45	6.28%	4.96%	1.43%	3.44%	2737	97
VOYA 2020-3A SUB	2,881	2020	2.85	0.20	6.77%	4.65%	1.41%	3.50%	2719	96

Note: Past performance is not a guarantee of future results. As of December 31, 2023, unless otherwise noted. Sources: Kanerai as of December 31, 2023. (1) Market Value shown in thousands. (2) The Weighted Average Rating Factor is a numerical representation of the credit risk of a portfolio. It is calculated as a Weighted Average of Rating Factor values determined by the Moody's Ratings for each of the individual entities in the portfolio. (3) Moody's Diversity Score is a measure to estimate the diversification in a portfolio. The methodology considers the issuer and industry concentrations in the portfolio.

Monthly Dividend Trend

- Carlyle declared a monthly dividend of $0.0994 for December 2023 and January and February 2024
- In conjunction with earnings, the Fund has declared a dividend of $0.1050 for the months of March, April and May 2024 equating to a **15.91% annualized dividend** based on our share price as of February 28, 2024
- After accounting for the full benefit of the preferred issuance, we expect CCIF's Net Investment Income will exceed the quarterly dividend total of $0.315 and the dividend is also supported by **$0.65 of recurring cash flows per share** received in fiscal quarter Q2 2024



$0.1100
$0.1000
$0.0900
$0.0800
$0.0700
$0.0600
$0.0500
$0.0400
$0.0551
$0.0551
$0.0994
$0.0994
$0.0994
$0.0994
$0.0994
$0.0994
$0.1050
$0.1050
$0.1050
Jul-23
Aug-23
Sep-23
Oct-23
Nov-23
Dec-23
Jan-24
Feb-24
Mar-24
Apr-24
May-24

Dividends may include return of capital.

CARLYLE
CREDIT INCOME FUND

Appendix

Quarterly Balance Sheet Detail

(Dollar amounts in thousands, except per share data)		QI 2024
Assets		
Investments, at fair value	$	127,255
Cash and cash equivalents		14,269
Interest receivable from investments		4,268
Prepaid expenses		461
Other assets		26
Total assets	**$**	**146,279**
Liabilities & Net Assets		
Preferred shares, net of unamortized issuance costs	$	50,008
Professional fees payable		1,540
Incentive fee payable		603
Management fee payable		217
Other accrued expenses and liabilities		200
Total liabilities	**$**	**52,568**
Net assets	**$**	**93,711**
Net Asset Value Per Common Share	**$**	**7.99**

QI'24 represents the quarter ended December 31, 2023. Totals may not sum due to rounding. **Past performance is not indicative of future results and there can be no assurance that any trends will continue.**

Quarterly Income Statement Detail

(Dollar amounts in thousands, except per share data)		QI 2024
Investment Income		
Interest income	$	5,339
Total investment income	**$**	**5,339**
Expenses		
Interest expense	$	735
Management fee		615
Incentive fee		603
Professional fees		373
Other fees and expenses		168
Total expenses	**$**	**2,494**
Net Investment Income (Loss)	**$**	**2,845**
Net realized and change in unrealized gains (losses)		(4,460)
Net Income (Loss)	**$**	**(1,615)**
Net Investment Income (Loss) per share	**$**	**0.24**
Net Income (Loss) per share	**$**	**(0.13)**

QI'24 represents the quarter ended December 31, 2023. Totals may not sum due to rounding. Net Investment Income (Loss) per share and Net Income (Loss) per share are based on the weighted average number of common shares outstanding for the period. **Past performance is not indicative of future results and there can be no assurance that any trends will continue.**